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                                                                      Exhibit 1



                              DELPHI FUNDING L.L.C.


                              Preferred Securities
             guaranteed to the extent set forth in the Guarantees by

                          Delphi Financial Group, Inc.

               ---------------------------------------------------


                             Underwriting Agreement

                                                                  March 20, 1997


Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     From time to time Delphi Funding L.L.C., a limited liability company formed under the laws of the State of Delaware (the "LLC"), and Delphi Financial Group, Inc., a Delaware corporation (the "Company"), as the direct or indirect owner of the common interests of LLC (the "Common Securities") and as guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, that the LLC issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred limited liability company interests (the "Securities"). The Securities specified in such Pricing Agreement are referred to as the "Firm Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the LLC may grant the Underwriters the right to purchase at their election an additional number of Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities to the public and of Common Securities of the LLC to the Company or a wholly-owned subsidiary of the Company concurrently with the sale of the Designated Securities are to be invested in junior subordinated deferrable interest debentures of the Company (the "Subordinated Debentures") identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Designated Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture to be dated as of March 25, 1997 (the "Indenture") between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee"). The Designated Securities may be exchangeable into Designated Subordinated Debentures, as specified in
Schedule II to such Pricing Agreement. The Designated Securities will be guaranteed by the Company to the extent set

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forth in the Prospectus (as defined below) with respect to such Designated
Securities (the "Designated Guarantee") (all such Designated Guarantees together, the "Guarantees").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated limited liability company agreement (the "LLC Agreement") identified in such Pricing Agreement (with respect to such Pricing Agreement, the "LLC Agreement") .

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the LLC to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the LLC to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The standard provisions set forth herein will be incorporated by reference in any Pricing Agreement. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The LLC and the Company, jointly and severally, each represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 33-77028) (the "Initial Registration Statement") in respect of the Securities, the Subordinated Debentures and the Guarantees (including the Designated Securities, the Designated Subordinated Debentures and the Designated Guarantees) has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference



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     in the prospectus included therein, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission since the Company's annual report on Form 10-K filed with the Commission on March 5, 1997, in the form heretofore delivered to the Representatives; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the rule 462(b) Registration Statement, if any, including (i) the information contained in the form of final prospectus and other prospectuses listed above filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
     Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, (ii) all exhibits thereto including those filed by 8-K and incorporated by reference and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Forms T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the LLC, if any, and the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);



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     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the LLC or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

     (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; the Registration Statement did not as of its effective date and will not, as of the applicable effective date of any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not and will not, as of its date or as of the Time of Delivery of the Designated Securities offered thereby, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2(b) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the LLC or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

     (d) Neither the Company nor any of the Company's subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i)(A) any decrease in the capital stock, (B) a net increase exceeding $3,000,000 in short-term debt, (C) any increase in long-term debt, (D) any increase in excess of 10% in claims and claim adjustment expense reserves (other than in the ordinary course of business in connection with an increase in net premiums written, if any), or (E) any decrease in excess of 10% in the combined consolidated statutory surplus of the Company's life insurance subsidiaries and statutory surplus of its casualty insurance subsidiary


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(other than as a result of changes in the market price of the common stock of the Company held as part of statutory surplus), or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

     (e) The LLC has been duly formed and is validly existing as a limited liability company under the Delaware Limited Liability Company Act (the "Delaware Act") in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; at each Time of Delivery the LLC Agreement, which will be substantially the form filed as an exhibit to the Registration Statement, will have been duly authorized by the Company and will constitute a valid and legally binding agreement of the Company enforceable against the Company by the members of the LLC that hold Preferred Securities (the "Securityholders") in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity); the LLC Agreement will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities;

     (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all the outstanding beneficial interests in the LLC have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus;

     (g) Each subsidiary of the Company which is a significant subsidiary, as defined in Rule 405 of Regulation C of the regulations promulgated under the 1933 Act (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and all such shares owned by the Company, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or security, except (i) as otherwise disclosed in the Company's annual report on Form 10-K for the year ended December 31, 1996 and (ii) for the security interest of Bank of America National


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Trust and Savings Association, as administrative agent ("Bank of America") under the Master Letter of Credit Agreement dated as of December 31, 1993, as amended, among the Company, certain of its noninsurance subsidiaries, the banks party thereto, and Bank of America, in all of the common stock of the Company's indirect subsidiary, DFG Corporation;

     (h) The Designated Securities have been duly and validly authorized by the LLC Agreement for issuance and, when the Firm Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable preferred limited liability company interests in the LLC having the rights provided by the LLC Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

     (i) No holder of the Designated Securities, in its capacity as a member of the LLC, will be obligated personally for any debt, obligation or liability of the LLC solely by reason of being a member of the LLC;

     (j) The Common Securities of the LLC have been duly and validly authorized by the LLC Agreement for issuance and, when issued, delivered and paid for in accordance with the LLC Agreement and as described in the Prospectus, will be validly issued limited liability company interests in the LLC owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the LLC is not a party to or otherwise bound by any agreement other than those described in the Prospectus and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities of the LLC is not subject to preemptive or other similar rights; the Common Securities conform in all material respects to the description thereof contained in the Registration Statement; and at each Time of Delivery, all of the issued and outstanding Common Securities of the LLC will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

     (k) The Designated Guarantee, the LLC Agreement, the Designated Subordinated Debentures and the Indenture (the Designated Guarantee, the LLC Agreement, the Designated Subordinated Debentures and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Designated Guarantee, by the Guarantee Trustee (as defined in the Guarantee), and, in the case of the Indenture, by the Indenture Trustee, and, in the case of the Designated Subordinated Debentures, when validly issued by the Company and duly authenticated and delivered by the Indenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been


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duly qualified under the Trust Indenture Act; the Designated Subordinated
Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as an exhibit to the Registration Statement, will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

     (l) The issue and sale of the Designated Securities by the LLC, the compliance by the LLC with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, the Designated Securities and the LLC Agreement, the purchase of the Designated Subordinated Debentures by the LLC, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the LLC is a party or by which the LLC is bound or to which any of the property or assets of the LLC is subject, nor will such action result in any violation of the provisions of the LLC Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the LLC or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the LLC, the purchase of the Subordinated Debentures by the LLC or the consummation by the LLC of the transactions contemplated by this Agreement, the Pricing Agreement or any Over-allotment Option or the LLC Agreement, except such as have been, or will have been, prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

     (m) The issuance by the Company of the Guarantees and the Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the Company Agreements, the execution, delivery and performance by the Company of this Agreement, any Pricing Agreement and the Company Agreements, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (x) any indenture, mortgage, deed of trust, loan agreement or other agreement with respect to indebtedness for money borrowed to which the Company or any of its Significant Subsidiaries is a party or (y) any other material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its subsidiaries or the Certificate of Formation of the LLC or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the LLC or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantees or


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the Subordinated Debentures or the consummation by the Company of the other transactions contemplated by this Agreement, any Pricing Agreement or the Company Agreements, except such as have been or will have been, prior to each Time of Delivery, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Company of the Guarantees and the Subordinated Debentures;

     (n) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries or the LLC is a party or to which any of the properties of the Company or any of its subsidiaries or the LLC is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; all pending legal or governmental proceedings to which the Company or any subsidiary or the LLC is a party or of which any of their respective properties is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would, considered in the aggregate, not reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; there are no statutes or regulations required to be described in the Registration Statement or the Prospectus which are not described as required; and there are no contracts or documents of the Company or any of its subsidiaries which are of a character required to be described in the Registration Statement or the Prospectus or to be filed or incorporated as exhibits to the Registration Statement by the Act which are not described, filed or incorporated as required;

     (o) None of the LLC, the Company nor any of its subsidiaries, as applicable, is in violation of the LLC Agreement for the LLC, the Certificate of Formation for the LLC, or the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (p) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies (including, without limitation, all permits, licenses, certificates, franchises and authorizations of all applicable insurance regulatory agencies or bodies) necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not have a material adverse effect, or a prospective material adverse effect, on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise;

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     (q) Neither the Company nor SIG Holdings, Inc. ("SIG") is required to be licensed as an insurance company; Reliance Standard Life Insurance Company of Texas ("RSLIC-Texas"), Reliance Standard Life Insurance Company ("RSLIC"), First Reliance Standard Life Insurance Company ("FRSLIC"), and Safety National Casualty Corporation ("SNCC"; RSLIC-Texas, RSLIC, FRSLIC and SNCC are collectively, the "Insurance Subsidiaries") are each duly licensed as insurers under the insurance laws and regulations of Texas, Illinois, New York, and Missouri, respectively; and the Insurance Subsidiaries have filed with the appropriate insurance regulatory authorities all reports, documents and other information required to be filed under the insurance laws of Texas, Illinois, New York, and Missouri, respectively, except as to filings the failure of which to make, singly or in the aggregate, would not be reasonably expected to have a material adverse effect on general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise or on the Insurance Licenses (as defined below);

     (r) Each of the Insurance Subsidiaries holds such licenses, certificates, authorities and permits from governmental authorities (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states where it conducts business (the "Insurance Licenses")) which are necessary to the conduct of its insurance businesses as presently operated; the Insurance Subsidiaries have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; there is no pending or, to the knowledge of the Company or any Insurance Subsidiary, threatened action, suit, proceeding or investigation that may reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate or permit (including, without limitation, the Insurance Licenses); except, in each of the foregoing cases, as to Insurance Licenses, the failure of which to obtain or maintain would not be reasonably expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and except as disclosed in the Prospectus, no insurance regulatory agency or body has issued any order or decree (specifically applicable to one or more of the Insurance Subsidiaries as opposed to insurance companies generally) impairing, restricting or prohibiting the payment of dividends by any of the Insurance Subsidiaries to their respective parent companies;

     (s) None of the Company or any Insurance Subsidiary is aware of any threatened or pending downgrading in the A.M. Best Company, Inc. ("A.M. Best") rating of any Insurance Subsidiary.

     (t) All reinsurance treaties, contracts, agreements and arrangements to which any Insurance Subsidiary is a party are in full force and effect, other than those that, by their terms, have expired or otherwise terminated, and none of the Company or any of its subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained therein, which violation or default would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise; none of the Company or any of its subsidiaries has received any notice from any of the other parties to such treaties, contracts, agreements


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or arrangements that such other party intends not perform in any material respect such treaty, contract, agreements or arrangements will be unable to perform such treaty, contract, agreement or arrangement where the failure to perform would have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise;

     (u) The statutory Annual and Quarterly Statements of each Insurance Subsidiary, and the statutory balance sheets and income statements included in such statutory Annual and Quarterly Statements, most recently filed in each state have been prepared in conformity with required or permitted statutory accounting principles or practices consistently followed, except as may otherwise be indicated in the notes thereto, and present fairly in all material respects the statutory financial position of each Insurance Subsidiary as at the dates thereof, and on a statutory basis for the periods covered thereby;

     (v) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis;

     (w) The statements set forth in (i) the Prospectus under the captions "Description of Securities", "Description of Debt Securities", "and "Description of Delphi Funding L.L.C.", and (ii) in the Prospectus as amended or supplemented under the captions "Certain Terms of Series A Capital Securities", "Certain Terms of Series A Subordinated Debentures", "Certain Terms of Series A Guarantee" and "Relationship Among the Series A Capital Securities, the Series A Subordinated Debentures and the Series A Guarantee", insofar as they purport to describe the provisions of the laws and documents referred to therein or constitute a summary of the terms of the Securities, Subordinated Debentures, the Guarantees and the Company Agreements (including the Designated Securities, the Designated Subordinated Debentures and the Designated Guarantees), in each case are accurate, complete and fair in all material respects;

     (x) Neither the LLC nor the Company is or, after giving effect to the offering and sale of the Securities, will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (y) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (z) The Pricing Agreement with respect to the Designated Securities (incorporating the provisions hereof) and this Agreement each have been duly authorized, executed and delivered by the Company and the LLC;

          (aa) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or statutory accounting practices, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

          (ab) The Company and each of the subsidiaries have filed all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The LLC may specify in the Pricing Agreement applicable to any Designated Securities that the LLC thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the LLC and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the LLC and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the LLC and the Company have been advised by the Representatives have been attributed to such Underwriter; provided that, if the LLC and the Company have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule

I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

     As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the LLC to purchase the Designated Subordinated Debentures of the Company, the Company agrees to pay at each Time of Delivery to Goldman, Sachs & Co., for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per preferred security for the Designated Securities to be delivered at each Time of Delivery.

     4. Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the LLC and the Company, shall be delivered by or on behalf of the LLC to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) Funds to an account designated by the LLC, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the LLC and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the LLC and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The LLC and the Company, jointly and severally, agree with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to such Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for the Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the LLC or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Designated Securities or the Designated Subordinated Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Designated Subordinated Debentures for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the LLC nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities or the Designated Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the

     Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of
     (i) the termination of trading restrictions for such Designated Securities, as notified to the LLC and the Company by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the LLC, or any preferred securities or any other securities of the LLC or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the LLC or the Company without the prior written consent of the Representatives;

          (f) In the case of the Company, to issue the Designated Guarantee concurrently with the issue and sale of the Designated Securities as contemplated herein or in the Pricing Agreement; and

          (g) If the LLC and the Company elect to rely upon Rule 462(b), the LLC and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the LLC and the Company shall at the time of filing either pay to the Commission the filing fee for the rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Company Agreement, the Securities and the Subordinated Debentures, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the disbursements and reasonable fees of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the disbursements and reasonable fees of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the

Subordinated Debentures; (vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Indenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Securities and the Subordinated Debentures and the cost of registering the Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the LLC and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the LLC and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the LLC and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Subordinated Debentures and the Designated Guarantee, the Registration Statement, the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Cahill Gordon & Reindel (a partnership including a professional corporation), counsel for the LLC and the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus as amended or supplemented; each Significant Subsidiary other than an Insurance Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any liens, except such liens as are described in the Prospectus or in a document filed as an exhibit to the Registration Statement and such liens that would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (iii) The authorized capital stock of the Company is as set forth in the Prospectus as amended or supplemented;

               (iv) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission;

               (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those described therein; based on a certificate of an officer of the Company and such other investigation as such counsel has deemed appropriate, all pending legal or governmental proceedings to which the Company or any subsidiary other than an Insurance Subsidiary is a party or to which any of their property is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, would not, considered in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries, considered as one enterprise; and there are no statutes or regulations (other than insurance statutes and regulations, as to which such counsel need express no opinion) required to be described in the Registration Statement or the Prospectus which are not described as required;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the LLC and the Company;

               (vii) The issuance by the Company of the Designated Guarantee and the Designated Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement and the Company Agreements, the execution, delivery and performance by the Company of the Company Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Company's Certificate of Incorporation or By-laws or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries (other than the Insurance Subsidiaries) is a party or by which the Company or any of its subsidiaries (other than the Insurance Subsidiaries) is bound or to which any of the property or assets of the Company or any of its subsidiaries (other than the Insurance Subsidiaries) is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the LLC, the Company or any of its subsidiaries or any of their properties, except, in the case of any such agreement or instrument that is not described in the Registration Statement or Prospectus and is not included as an exhibit to a periodic report filed by the Company with the Commission pursuant to the Exchange Act, for any such conflict, breach, violation or default which would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the LLC, the Company or any of its subsidiaries or any of their properties (excluding any such consent, approval, authorization, order, registration or qualification (1) that may be required of the Insurance Subsidiaries or (2) that may be required of the Company and its subsidiaries other than the Insurance Subsidiaries pursuant to applicable insurance laws and any regulations thereunder of states other than New York or Delaware, as to which we express no opinion) is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Designated Guarantee and the Designated Subordinated Debentures or the consummation by the LLC or the Company of the transactions contemplated by this Agreement or such Pricing Agreement and the Company Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters or the issuance of the Designated Guarantee and Designated Subordinated Debentures by the Company;

               (ix) Based on a certificate of an officer of the Company, neither the Company nor any of its subsidiaries other than the Insurance Subsidiaries (as to which such counsel has not been asked to express an opinion) is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument of which it is a party or by which it or any of its properties may be bound; based on a certificate of an officer of the Company, the LLC is not in violation of its LLC Agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (x) The statements set forth (i) in the Prospectus under the captions "Description of Securities", "Description of Debt Securities" and "Description of Delphi Funding L.L.C.", and (ii) in the Prospectus as amended or supplemented under the captions "Certain Terms of Series A Capital Securities", "Certain Terms of Series A Subordinated Debentures" and "Certain Terms of Series A Guarantee", "Relationship Among the Series A Capital Securities, the Series A Subordinated Debentures and the Series A Guarantee" and "Certain ERISA Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein or constitute a summary of the terms of the Securities, Subordinated Debentures, the Guarantees and the Company Agreements (including the Designated Securities, the Designated Subordinated Debentures and the Designated Guarantees), in each case are accurate, complete and fair in all material respects;

               (xi) The Designated Subordinated Debentures are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered against payment of the purchase price therefore specified in the Pricing Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Designated Subordinated Debentures conform in all material respects to the descriptions thereof in the Prospectus; and the Indenture has been duly qualified under the Trust Indenture Act;

               (xii) The Designated Guarantee, the LLC Agreement and the Indenture have each been duly authorized, executed and delivered by the Company and, assuming that (x) each such agreement has been duly authorized, executed and delivered by each other party thereto and (y) in the case of the LLC Agreement, that such agreement is valid, binding and enforceable under the laws of the State of Delaware, such agreements constitute valid and legally binding instruments, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xiii) The LLC is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

     Additionally, such counsel shall state that the Registration Statement as of its effective date and the Prospectus as amended or supplemented (and any further amendments and supplements thereto made by the LLC or the Company prior to such Time of Delivery), as of the date of such final amendment or supplement (other than in each case the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the LLC or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as supplemented or any further amendment or supplement thereto made by the LLC or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the LLC or the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical date therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to the best of such counsel's knowledge, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (d) Chad W. Coulter, general counsel of RSLIC, or Jeffrey W. Otto, general counsel of SNCC, shall have furnished to the Representatives their written opinion or opinions dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (ii) Each Insurance Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Insurance Subsidiaries which are required to be disclosed in the Registration Statement or Prospectus, other than those disclosed therein; and all pending legal or governmental proceedings to which any Insurance Subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement or Prospectus, including ordinary routine litigation incidental to the business, would, considered in the aggregate, not reasonably be expected to have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (iv) There are no insurance statutes or regulations required to be described or referred to in the Registration Statement or the Prospectus which are not described or referred to as required;

               (v) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which any of the Insurance Subsidiaries is a party or by which any of them is bound, required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof or references thereto are correct in all material respects;

               (vi) Any authorization, approval, consent or order of any court, governmental authority or agency that is (a) required to be obtained or made by the Insurance Subsidiaries or (b) required to be obtained or made by the Company or its Subsidiaries (other than the Insurance Subsidiaries) pursuant to the applicable insurance laws and regulations of the Commonwealth of Pennsylvania or the States of Texas, Illinois, New York and Missouri in connection with the offering, issuance or sale of the Designated Securities to the Underwriters has been obtained or made as required, except such as may be required under state insurance securities laws and regulations;

               (vii) None of the Insurance Subsidiaries is in violation of its charter or, to the best of such counsel's knowledge, in default in the performance or observance of any obligation, agreement, covenant or condition by which any of the Insurance Subsidiaries is or may be bound and which is contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of the Insurance Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of any of the Insurance Subsidiaries is subject, except for such violations or defaults that would not reasonably be expected to have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise;

               (viii) To the best of such counsel's knowledge, the execution, delivery and performance by the Company of the Agreement, the Pricing Agreement and the Company Agreements, the consummation by the Company of the transactions contemplated herein and therein and the compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Insurance Subsidiaries pursuant to, any contract, indenture mortgage, loan agreement, note, lease or other instrument to which any of the Insurance Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of any of the Insurance Subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not be reasonably expected to have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise, nor will such actions by the Company result in any violation of any law, administrative regulation or administrative or court decree applicable to the Insurance Subsidiaries (other than state securities and insurance security laws and regulations), where such violation would prohibit the execution, delivery or performance of the Underwriting Agreement or the transactions contemplated therein or compliance by the Company with its obligations thereunder;

               (ix) Neither the Company nor SIG is required to be licensed as an insurance company;

               (x) RSLIC-Texas, RSLIC, FRSLIC and SNCC are each duly licensed as an insurer under the insurance laws and regulations of the States of Texas, Illinois, New York and Missouri, respectively, and, to the best of such counsel's knowledge RSLIC-Texas, RSLIC, FRSLIC and SNCC have filed with the appropriate insurance regulatory authorities all reports, documents and other information required to be filed under the insurance laws of the States of Texas, Illinois, New York and Missouri, respectively, except as to filings the failure of which to make, singly or in the aggregate, would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries considered as one enterprise.

               (xi) To the best of such counsel's knowledge, each Insurance Subsidiary holds such licenses, certificates, authorizations and permits from governmental authorities (including, without limitation, the Insurance Licenses) which are necessary to the conduct of its insurance business as presently operated, each Insurance Subsidiary has fulfilled and performed all obligations necessary to maintain the Insurance Licenses; and there is no pending or, to the best of such counsel's knowledge, threatened action, suit, or proceeding that may reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate or permit (including, without limitation, the Insurance Licenses), except for an action, suit, or proceeding which would not have a material adverse effect on the financial condition, earnings or business of the Company and its subsidiaries, considered as one enterprise, except, in each of the foregoing cases, as to licenses, certificates or permits, the failure of which to obtain or maintain would not have a material adverse effect on the management, financial position, stockholders' equity or results of operations, of the Company and its subsidiaries considered as one enterprise; and

               (xii) No insurance regulatory agency or body has issued any order or decree that by its terms is specifically applicable to one or more of the Insurance Subsidiaries, as opposed to insurance companies generally, restricting or prohibiting the payment of dividends by any of the Insurance Subsidiaries to their respective parent companies.

Such counsel shall also provide a statement as to the matters included in the last paragraph of Section 7(c) to be included in the opinion of Cahill Gordon & Reindel (except that no statement need be made as to compliance of the Registration Statement or the Prospectus as to form with the requirements of the Act or otherwise).

          (e) Morris, Nichols, Arsht & Tunnell, special Delaware Counsel to the LLC and the Company, shall have furnished to you, the Company and the LLC its written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that

               (i) The LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the LLC as a limited liability company have been made;

               (ii) Under the Delaware Act and the LLC Agreement, the LLC has the limited liability company power and authority to own property and conduct its business, all as described in the Prospectus;

               (iii) The LLC Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general application relating to or affecting the enforcement of creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (c) considerations of public policy or the effect of applicable law relating to fiduciary duties.

               (iv) Under the Delaware Act and the LLC Agreement, the LLC has the limited liability company power and authority to (a) execute and deliver, and to perform its obligations under this Agreement and the Pricing Agreement and (b) issue and perform its obligations under its Designated Securities and Common Securities;

               (v) Under the Delaware Act and the LLC Agreement, the execution and delivery by the LLC of this Agreement and the Pricing Agreement, and the performance by the LLC of its obligations hereunder and thereunder, have been duly authorized by all necessary action on the part of the LLC;

               (vi) The Designated Securities have been duly authorized by the LLC Agreement for issuance and, when issued, delivered and paid for in accordance with the LLC Agreement, this Agreement and the Pricing Agreement, will be validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable limited liability company interests in the LLC; the Designated Securities have the rights set forth in the LLC Agreement subject to the qualifications set forth in clause (iii) above; no holder of Designated Securities, in its capacity as a member of the LLC, will be obligated personally for any debt, obligation or liability of the LLC solely by reason of being a member of the LLC (such counsel may note that the holders of Designated Securities may be required to make payment or provide indemnity or security as set forth in the LLC Agreement);

               (vii) The Common Securities of the LLC have been duly authorized by the LLC Agreement for issuance and, when issued, delivered and paid for in accordance with the LLC Agreement and as described in the Prospectus, will be validly issued limited liability company interests in the LLC;

               (viii) Under the Delaware Act and the LLC Agreement, the issuance of the Designated Securities and the Common Securities of the LLC is not subject to preemptive rights;

               (ix) The issuance and sale by the LLC of the Designated Securities and the Common Securities of the LLC, the execution, delivery and performance by the LLC of this Agreement and the Pricing Agreement, the consummation by the LLC of the transactions contemplated thereby and compliance by the LLC with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Formation of the LLC or the LLC Agreement, or (b) any applicable Delaware law or administrative regulation;

               (x) Assuming that the LLC derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining a registered agent and a registered office and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the LLC solely in connection with the issuance and sale of the Designated Securities and the Common Securities of the LLC. (In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

               (xi) Assuming that the LLC derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining a registered agent and registered office and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders

          (other than holders of the Securities, or persons who are partners or S corporation shareholders, or are treated as owners of the assets of a grantor for federal income tax purposes and who reside or are domiciled in the State of Delaware or who are otherwise subject to income taxation in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of holding preferred limited liability company interests of LLC and the LLC will not be liable for any income tax imposed by the State of Delaware;

          (f) Cahill Gordon & Reindel (a partnership including a professional corporation), tax counsel for the LLC and the Company shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(e) hereto), dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Considerations";

          (g) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration statement and as of each Time of Delivery is attached as Annex II(b) hereto);

          (h) (i) None of the LLC, the Company or any of the Company's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order, decree or regulation, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any decrease in the capital stock or increase in long-term debt or claims and claim expense reserves (other than in the ordinary course of business in connection with an increase in net premiums written, if any), or any decrease in combined consolidated statutory surplus of the Company's life insurance subsidiaries or statutory surplus of its casualty insurance subsidiary (other than as a result of changes in the market price of the common stock of the Company held as part of statutory surplus) of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Securities;

          (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the claims-paying ability of any Insurance Subsidiary by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act (which shall be deemed to include A.M. Best Company), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the claims-paying ability of any Insurance Subsidiary;

          (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the NASDAQ National Market; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
     (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities; and

          (l) The LLC and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the LLC and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the LLC and the Company herein at and as of such Time of Delivery, as to the performance by the LLC and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in the introduction to this Section and in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The LLC and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the LLC nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the LLC and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b) Each Underwriter will indemnify and hold harmless the LLC and the Company against any losses, claims, damages or liabilities to which the LLC or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the LLC and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the LLC and the Company for any legal or other expenses reasonably incurred by the LLC or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the LLC and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the LLC and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the LLC and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the LLC and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the LLC and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The LLC, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the LLC and the Company under this Section 8 shall be in addition to any liability which the LLC and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the LLC and the Company and to each person, if any, who controls the LLC and the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the LLC shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the LLC that they have so arranged for the purchase of such Securities, or the LLC notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the LLC shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the LLC agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the LLC as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the LLC shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the LLC as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the LLC shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the LLC or the Company, except for the expenses to be borne by the LLC and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the LLC or the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the LLC or the Company, or any officer or director or controlling person of the LLC or the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the LLC nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the LLC or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the LLC or the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the LLC or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the LLC or the Company, respectively, set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the LLC and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the LLC, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the LLC, the Company and each person who controls the LLC or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us 3 counterparts hereof.

                                            Very truly yours,


                                            DELPHI FINANCIAL GROUP, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            DELPHI FUNDING L.L.C.

                                            By:  DELPHI FINANCIAL GROUP, INC.


                                            By: ________________________________
                                                Name:
                                                Title:


Accepted on behalf of ourselves and the other Underwriters listed in Schedule I to the Pricing Agreement:



------------------------------
    (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                Pricing Agreement


Goldman, Sachs & Co.,
  As Representatives of the several
  Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

                                                              Date: ___________
Ladies and Gentlemen:

     Delphi Funding L.L.C., a limited liability company formed under the laws of the State of Delaware (the "LLC") and Delphi Financial Group, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 20, 1997 (the "Underwriting Agreement"), between the LLC and the Company on the one hand and Goldman, Sachs & Co., on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The principal asset of the LLC consists of debt securities of the Company (the "Subordinated Debentures"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Prospectus (as defined in the Underwriting Agreement) with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Initial Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the LLC agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the LLC, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the LLC agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the LLC at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

     The LLC hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the LLC and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the LLC otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us [ ] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the LLC and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the LLC and the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                               Very truly yours,

                                               DELPHI FINANCIAL GROUP, INC.



                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               DELPHI FUNDING L.L.C.

                                               By:  DELPHI FINANCIAL GROUP, INC.



                                               By: _____________________________
                                                   Name:
                                                   Title:

Accepted as of the date hereof:


Goldman, Sachs & Co.
As Representatives of the Underwriters
  Named in Schedule I hereto



------------------------------------
       (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                     Maximum Number
                                                                                      of Optional
                                                                 Number of             Designated
                                                              Firm Designated       Securities Which
                                                                Securities               May be
                       Underwriter                            to be Purchased          Purchased
                       -----------                            ---------------          ---------

Goldman, Sachs & Co.......................................
[Names of other Underwriters].............................
Total


                                   SCHEDULE II

Title of Designated Securities:

        ____% Capital Securities, Series __

Aggregate principal amount:

        Aggregate principal amount of Designated
        Securities to be sold: $_____________

Price to Public:

        100% of the principal amount of the Designated Securities

Purchase Price by Underwriters:

        _______% of the principal amount of the Designated Securities

Underwriters' Compensation:

        As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the LLC to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $__________ per preferred security for the Designated Securities to be delivered at each Time of Delivery. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the designated securities and in such event the Company shall be deemed to have paid the same.

Specified funds for payment of purchase price:

        Federal (same day) Funds

Accountants' Letter to be delivered on date of Pricing Agreement:

        Yes.

LLC Agreement:

        Amended and Restated Limited Liability Company Agreement dated as of ________ __, ____.

Indenture:

        Indenture, dated as of March 25, 1997, between the Company and Wilmington Trust Company, as Indenture Trustee


Guarantee:

    Guarantee Agreement, dated as of March 1, 1997, between Company and Wilmington Trust Company, as Guarantee Trustee

Maturity:

        -------- --, ----

Interest Rate:

        ----%

Interest Payment Dates:



Extension Period:



Redemption Provisions:



Sinking Fund Provisions:

        No sinking fund provisions.

Time of Delivery:

        10:00 a.m., New York City time

        -------- --, ----

Closing Location:

        Sullivan & Cromwell
        125 Broad Street
        New York, New York 10004

Names and addresses of Representatives:

        Goldman, Sachs & Co.
        85 Broad Street
        New York, New York 10004

                                                                        ANNEX II

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the LLC and the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


                                         3